================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 17, 2005
                                                 -------------------------------


                               LAND O'LAKES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MINNESOTA                     333-84486                 41-0365145
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                4001 LEXINGTON AVENUE NORTH
                  ARDEN HILLS, MINNESOTA                           55126
---------------------------------------------------------       -----------
         (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

ITEM 8.01  OTHER EVENTS


           On July 1, 2005, Land O'Lakes, Inc. (the "Company") will make a voluntary equity contribution of approximately $87 million to Cheese & Protein International LLC ("CPI"). Upon completion of the contribution, the Company's ownership interest in CPI will increase from approximately 97.5% to 98.5%. Simultaneous with the Company's contribution, CPI will use the $87 million to voluntarily prepay, in full, the outstanding balance and accrued interest under its equipment lease financing (the "CPI Lease"). As a consequence of the prepayment, $20 million of restricted cash currently escrowed to support the CPI Lease, will be returned to the Company.

           Upon completion of the CPI Lease prepayment, the Company will designate CPI as a restricted subsidiary under the Company's senior credit facility and under the indentures governing its 8.75% senior notes and its 9% senior secured notes. As a restricted subsidiary, CPI will become subject to certain covenants under these facilities and its earnings will positively contribute to the Company's EBITDA and financial covenant calculations. The Company will provide updated EBITDA guidance during its second quarter earnings call, which is tentatively scheduled for 1PM Eastern Time on Tuesday, July 26.

           In addition to becoming a restricted subsidiary, CPI will pledge its assets as collateral under the Company's senior credit facility and under the indenture governing the Company's 9% senior secured notes. Further, CPI will guarantee the Company's senior credit facility, the Company's 9% senior secured notes and the Company's 8.75% senior notes. There will be a technical amendment to the senior credit facility covering these changes.

           The Company's decision to provide for the prepayment of the CPI Lease is consistent with its stated corporate strategy of strengthening the balance sheet by reducing debt ahead of schedule when economically appropriate and when excess liquidity exists.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           LAND O'LAKES, INC.


Date:  June 17, 2005                       /s/ Dan Knutson
                                           -------------------------------------
                                           Daniel Knutson
                                           Senior Vice President
                                             and Chief Financial Officer